PROSPECTUS

May 1, 1999

              Merrill Lynch Life Variable Life Separate Account II

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   issued by
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                    Home Office: Little Rock, Arkansas 72201
                         Service Center: P.O. Box 9025
                     Springfield, Massachusetts 01102-9025
                                1414 Main Street
                     Springfield, Massachusetts 01144-1007
                             Phone: (800) 354-5333
                                offered through
               Merrill Lynch, Pierce, Fenner & Smith Incorporated

This Prospectus describes a single premium variable life insurance policy Merrill Lynch Life Insurance Company issues. We do not currently offer this policy for sale to new purchasers.

Until the end of the "free look" period, we will invest your initial payment in the investment division of the Merrill Lynch Life Variable Life Separate Account II (the "Separate Account") investing in the Money Reserve Portfolio. Afterward, you may reallocate your investment base to any five of the investment divisions of the Separate Account. We then invest each investment division's assets in corresponding portfolios of the following:

-   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
      -  Basic Value Focus Fund
      -  Global Bond Focus Fund
      -  Global Utility Focus Fund
      -  International Equity Focus Fund
      -  Developing Capital Markets Focus Fund
      -  Special Value Focus Fund
      -  Index 500 Fund
-   MERRILL LYNCH SERIES FUND, INC.
      -  Money Reserve Portfolio
      -  Intermediate Government Bond Portfolio
      -  Long-Term Corporate Bond Portfolio
      -  High Yield Portfolio
      -  Capital Stock Portfolio
      -  Growth Stock Portfolio
      -  Multiple Strategy Portfolio
      -  Natural Resources Portfolio
      -  Global Strategy Portfolio
      -  Balanced Portfolio
-   AIM VARIABLE INSURANCE FUNDS, INC.
      -  AIM V.I. Capital Appreciation Fund
      -  AIM V.I. Value Fund
-   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
      -  Premier Growth Portfolio
-   MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
      -  MFS Emerging Growth Series
      -  MFS Research Series
-   MERRILL LYNCH FUND OF STRIPPED ("ZERO")
    U.S. TREASURY SECURITIES
    Fourteen maturity dates ranging from February 15, 2000 -- February 15, 2014

Currently, you may change your investment allocation as often as you like.

We guarantee that regardless of investment results, insurance coverage will continue for the insured's life, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the initial payment. During this guarantee period, we will terminate the policy only if any loan debt exceeds certain policy values. After the guarantee period ends, the policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due. While the policy is in effect, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will never be less than the face amount.

You may:

    - make additional payments subject to certain conditions
    - redeem the policy for its net cash surrender value
    - borrow up to the loan value of your policy

The net cash surrender value will vary with the investment results of the investment divisions chosen. We don't guarantee any minimum cash surrender value.

Within certain limits, you may return the policy or exchange it for a policy with benefits that don't vary with the investment results of a separate account.

It may not be advantageous to replace existing insurance with the policy.

PURCHASING THIS CONTRACT INVOLVES CERTAIN RISKS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, YOU COULD LOSE ALL OR PART OF THE MONEY YOU INVEST. EXCEPT FOR THE GUARANTEED DEATH BENEFIT WE PROVIDE, YOU BEAR ALL INVESTMENT RISKS. WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR FUNDS WILL PERFORM.

LIFE INSURANCE IS INTENDED TO BE A LONG TERM INVESTMENT. YOU SHOULD EVALUATE YOUR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS-REGISTERED TRADEMARK-VARIABLE INSURANCE TRUST-SM-; THE HOTCHKIS AND WILEY VARIABLE TRUST; THE MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                   ---------
IMPORTANT TERMS..................................................................................          5
SUMMARY OF THE POLICY............................................................................          6
    What the Policy Provides.....................................................................          6
    Availability and Payments....................................................................          6
    The Investment Base..........................................................................          7
    The Investment Divisions.....................................................................          7
    Illustrations ...............................................................................          7
    Replacement of Existing Coverage.............................................................          7
    Right to Cancel ("Free Look" Period) or Exchange.............................................          7
    Distributions From The Policy................................................................          8
    Fees and Charges.............................................................................          8
FACTS ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY, MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED, THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS .................................          9
    Merrill Lynch Life Insurance Company.........................................................          9
    Merrill Lynch, Pierce, Fenner & Smith Incorporated...........................................          9
    Assumption of Previously Issued Policies and Subsequent Merger...............................          9
    The Separate Account.........................................................................         10
    Net Rate of Return for an Investment Division................................................         11
    Changes Within the Account...................................................................         11
THE FUNDS .......................................................................................         12
    The Series Fund..............................................................................         12
    The Variable Series Funds....................................................................         13
    The AIM V.I. Funds...........................................................................         14
    The Alliance Fund............................................................................         15
    The MFS Trust................................................................................         16
    The Hotchkis and Wiley Trust.................................................................         16
    The Mercury V.I. Funds.......................................................................         17
    Special Risks In Certain Funds...............................................................         17
    The Operation of the Funds...................................................................         18
    The Trusts ..................................................................................         20
FACTS ABOUT THE POLICY...........................................................................         21
    Who May be Covered...........................................................................         21
    Initial Payment..............................................................................         22
    Right to Cancel ("Free Look" Period).........................................................         22
    Making Additional Payments...................................................................         23
    Investment Base..............................................................................         24
    Charges .....................................................................................         24
    Charges Deducted from the Investment Base....................................................         25
    Charges to the Separate Account..............................................................         26
    Charges to Fund Assets.......................................................................         27
    Guarantee Period.............................................................................         28
    Net Cash Surrender Value.....................................................................         29
    Policy Loans.................................................................................         29
    Death Benefit Proceeds.......................................................................         30
    Payment of Death Benefit Proceeds............................................................         31
    Dollar Cost Averaging........................................................................         31
    Right to Exchange Policy.....................................................................         32
    Income Plans.................................................................................         32

    Reports to Policy Owners.....................................................................         33
MORE ABOUT THE POLICY............................................................................         34
    Using the Policy.............................................................................         34
    Some Administrative Procedures...............................................................         36
    Other Policy Provisions......................................................................         37
    Group or Sponsored Arrangements..............................................................         37
    Unisex Legal Considerations for Employers....................................................         38
    Selling the Policies.........................................................................         38
    Tax Considerations...........................................................................         39
    Merrill Lynch Life Insurance Company's Income Taxes..........................................         42
    Reinsurance .................................................................................         42
ILLUSTRATIONS....................................................................................         42
MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY..................................................         49
    Directors and Executive Officers.............................................................         49
    Services Arrangement.........................................................................         49
    State Regulation.............................................................................         50
    Year 2000 ...................................................................................         50
    Legal Proceedings............................................................................         50
    Experts .....................................................................................         50
    Legal Matters................................................................................         51
    Registration Statements......................................................................         51
    Financial Statements.........................................................................         51
    Financial Statements of Merrill Lynch Life Variable Life Separate Account II.................        S-1
    Financial Statements of Merrill Lynch Life Insurance Company.................................        G-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We have not authorized any person to make any representations in connection with this offering other than those contained in this prospectus.

                                IMPORTANT TERMS

ATTAINED AGE: is the issue age of the insured plus the number of full years since the policy date.

CASH SURRENDER VALUE: is equal to the investment base less the deferred policy loading and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted, plus any loan debt.

FACE AMOUNT: is the minimum death benefit as long as the policy remains in force. The face amount may increase as a result of an additional payment.

GUARANTEE PERIOD: is the time guaranteed that the policy will remain in force regardless of investment experience, unless loan debt exceeds certain policy values. It is the period that a comparable fixed life insurance policy (same face amount, single premium, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

INVESTMENT BASE: is the amount available under a policy for investment in the Separate Account at any time.

ISSUE AGE: is the insured's age as of his or her birthday nearest the policy date.

LOAN DEBT: is the sum of all outstanding loans on a policy plus accrued interest.

MONTHIVERSARY: is the same day each month as the policy date.

NET CASH SURRENDER VALUE: is equal to cash surrender value less any loan debt.

NET SINGLE PREMIUM FACTOR: We use this factor in the calculation of the variable insurance amount to make sure that the policy always meets the guidelines of what constitutes a life insurance policy under the Internal Revenue Code (IRC).

POLICY DATE: is used to determine processing dates, policy years and policy anniversaries. It is usually the business day next following the receipt of the single premium payment at the Service Center.

POLICY PROCESSING DATES: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.

PROCESSING PERIOD: is the period between consecutive policy processing dates.

TABULAR VALUE: is equal to the cash surrender value when we issue your policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, single premium, loading, and guarantee period (based on a 4% interest and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your policy during the guarantee period.

VARIABLE INSURANCE AMOUNT: is determined on each processing date by multiplying the cash surrender value by the net single premium factor.

                             SUMMARY OF THE POLICY

WHAT THE POLICY PROVIDES

The policy offers a choice of investments and an opportunity for the policy's investment base, net cash surrender value and death benefit to grow based on investment results.

We don't guarantee that policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, net cash surrender value and death benefit may go up or down on any day. You bear the investment risk for any amount allocated to an investment division.

DEATH BENEFIT. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date depending on the investment results of the investment divisions you select. We will reduce the death benefit by any loan debt.

TAX BENEFITS AND TAX CONSIDERATIONS. We believe the policy generally provides a death benefit that cannot be less than the minimum death benefit required under federal tax law. By satisfying this requirement, the policy provides two important tax benefits:

    1) Its death benefit is generally not subject to income tax;

    2) Any increases in the policy's cash surrender value are not taxable until distributed from the policy.

GUARANTEE PERIOD. Generally, during the guarantee period, we guarantee the policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds certain policy values. (See "Policy Loans" for an explanation of how any loan debt affects the policy's value.) A guarantee period may last for the insured's lifetime or a shorter period. The chart below shows how the face amount of your policy (assuming the same premium) affects the guarantee period.

                              INSURED MALE AGE 60
                            INITIAL PREMIUM 100,000

LENGTH OF GUARANTEE PERIOD (YEARS)                        FACE AMOUNT
--------------------------------------------------------  ------------
5                                                          $1,103,366
10                                                            512,940
20                                                            240,607
30                                                            164,843
Insured's lifetime                                            162,034

AVAILABILITY AND PAYMENTS

We will issue a policy for an insured up to age 75. The minimum single payment for a policy is the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000.

Subject to certain conditions, you may make additional unplanned payments (See "Making Additional Payments.")

The policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of a certain level are imposed.

We are not currently offering the policies for sale to new purchasers.

THE INVESTMENT BASE

A policy's investment base is the amount available for investment at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions. You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the policy by allocating the investment base to two or more investment divisions.

THE INVESTMENT DIVISIONS

Payments are invested in investment divisions of the Separate Account. Generally, until the end of the "free look" period, the initial payment will be invested only in the investment division of the Separate Account investing in the Money Reserve Portfolio. Afterwards, the investment base is reallocated to up to five of the investment divisions. (See "Changing the Allocation.")

ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the policy are based on hypothetical investment rates of return. We don't guarantee these rates. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a Policy, ask your Merrill Lynch Financial Consultant if changing, or adding to, current insurance coverage would be advantageous. Don't base your decision to replace existing coverage solely on a comparison of policy illustrations.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Once you receive the policy, review it carefully to make sure it is what you want. Generally, you may return a policy for a refund within ten days after you receive it. Some states allow a longer period of time to return the policy. If required by your state, you may return the policy within the later of ten days after receiving it or 45 days from the date the application is completed. If you return the policy during the "free look" period, we will refund the payment without interest.

You may also exchange your policy within 18 months for a policy with benefits that do not vary with the investment results of a separate account.

DISTRIBUTIONS FROM THE POLICY

SURRENDERS. You may surrender your policy at any time and receive the net cash surrender value. On a policy processing date which is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted.

    - If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost.

    - If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt we will also subtract any pro-rata net loan cost.

Surrendering your policy may have tax consequences. (See "Tax Considerations".)

LOANS. You may borrow money from us, using your policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the policy and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS CAPITALIZED AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a policy to lapse. If the policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences. (See "Loans" and "Tax Considerations -- Tax Treatment of Loans and Other Distributions.")

FEES AND CHARGES

INVESTMENT BASE CHARGES. We invest the entire amount of all premium payments in the Separate Account. We then deduct certain charges from your investment base on policy processing dates. These charges are:

    - DEFERRED POLICY LOADING equal to 7% of each payment we receive in the first year. It consists of a sales load of 4.0%, a charge for administrative expenses during the first year of .5%, and a state and local premium tax charge of 2.5%. The deferred policy loading for any additional payment we receive after the first year equals 6.5%. It consists of a sales load of 4.0% and a state and local premium tax charge of 2.5%. We deduct the deferred policy loading in equal installments of .70% of each payment we receive during the first policy year and .65% of each payment thereafter. We make this deduction on the ten policy anniversaries following the date we receive and accept the payment. However, in determining a policy's net cash surrender value, we subtract the balance of the deferred policy loading not yet deducted.

    - MORTALITY COST -- on all policy processing dates after the policy date, we deduct a cost for the life insurance coverage we provide (see "Mortality Cost"); and

    - REALLOCATION CHARGES may be deducted on policy processing dates if you change your investment base allocation more than five times per policy year (see "Reallocation Charges.")

    - NET LOAN COST -- on each policy anniversary, if there has been any loan debt during the prior year, we deduct a net loan cost. It equals a maximum of .75% of the loan debt per year for the first ten policy years and .60% thereafter (see "Charges Deducted From the Investment Base" and "Net Loan Cost").

SEPARATE ACCOUNT CHARGES. We deduct certain charges daily from the investment results of the investment divisions in the Separate Account. These charges are:

    - A MORTALITY AND EXPENSE RISK CHARGE deducted from all investment divisions. It is equivalent to .60% annually at the beginning of the year; and

    - A TRUST CHARGE deducted from only those investment divisions investing in the Trusts. It is currently equivalent to .34% annually at the beginning of the year. It will never exceed .50% annually.

ADVISORY FEES AND FUND EXPENSES. The portfolios in the Funds pay monthly advisory fees and other expenses. (See "Charges to Fund Assets.")

THIS SUMMARY PROVIDES ONLY A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE POLICY. THIS PROSPECTUS AND THE POLICY PROVIDE FURTHER DETAIL. YOU SHOULD RETAIN THE POLICY TOGETHER WITH ITS ATTACHED APPLICATIONS, MEDICAL EXAM(S), AMENDMENTS, RIDERS, AND ENDORSEMENTS. THESE ARE THE ENTIRE AGREEMENT BETWEEN YOU AND US.

FOR THE DEFINITIONS OF SOME IMPORTANT TERMS USED IN THIS PROSPECTUS, SEE "IMPORTANT TERMS."

               FACTS ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY,
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS

MERRILL LYNCH LIFE INSURANCE COMPANY

Merrill Lynch Life Insurance Company is a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. We are also authorized to sell variable life insurance and variable annuities in most jurisdictions.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the policies issued through the Separate Account. We retain MLPF&S to provide services relating to the policies under a distribution agreement. (See "Selling the Policies".)

ASSUMPTION OF PREVIOUSLY ISSUED POLICIES AND SUBSEQUENT MERGER

Monarch Life Insurance Company ("Monarch") originally issued the policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. ("Tandem"), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the policies described in this prospectus. On October 1, 1991, Tandem was merged with and into us (the "merger"), and we succeeded to all of Tandem's liabilities and obligations. Thus, we have all the liabilities and obligations under the policies. All further payments made under the policies will be made directly to or by us.

You have the same rights and values under your policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch's Variable Account A relating to the reinsured policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.

THE SEPARATE ACCOUNT

Tandem established the Separate Account, a separate investment account, on November 19, 1990. We acquired it on October 1, 1991 in the merger. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the federal securities laws. We use the Separate Account to support the policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to policy owners and beneficiaries that arise under the policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other policy liabilities, we may transfer the excess to our general account.

There are currently 36 investment divisions in the Separate Account.

    - Seven invest in shares of a specific portfolio of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds").

    - Ten invest in shares of a specific portfolio of the Merrill Lynch Series Fund, Inc. (the "Series Fund").

    - Two invest in shares of a specific portfolio of the AIM Variable Insurance Funds, Inc. (the "AIM V.I. Funds").

    - One invests in shares of a portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund").

    - Two invest in shares of a specific portfolio of the MFS-Registered Trademark- Variable Insurance Trust-SM- (the "MFS Trust").

    - Fourteen invest in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Trust").

On or about July 22, 1999, six additional investment divisions become available in the Separate Account.

    - Two invest in Class A shares of a specific portfolio of the Variable Series Funds.

    - One invests in shares of an additional portfolio of the Alliance Fund.

    - One invests in shares of a portfolio of the Hotchkis and Wiley Variable Trust (the "Hotchkis and Wiley Trust").

    - One invests in Class A shares of a portfolio of the Mercury Asset Management V.I. Funds, Inc. (the "Mercury V.I. Funds").

    - One invests in units of a Zero Trust maturing on February 15, 2019.

On or about July 22, 1999, two investment divisions previously available under the Separate Account (the International Equity Focus Fund and the Global Bond Focus Fund) close to allocations of premiums and investment base.

For more information, see "The Funds" below. You'll find complete information about the Funds and the Trusts, including the risks associated with each portfolio in the accompanying prospectuses. They should be read along with this Prospectus.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisors or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the policy have names similar to funds not available through the policy. The performance of any fund not available through the policy is not indicative of performance of the similarly named fund available through the policy.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division, we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division, we redeem units in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the unit value of an investment division.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. We determine the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the investment division for the valuation period and the charges to the Separate Account.

For investment divisions investing in the Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Funds.

For investment divisions investing in the Trusts, units of each Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Trusts.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new investment divisions. We can also eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would get prior approval from the Arkansas State Insurance Department and the Securities and Exchange Commission and any other required approvals before making such a substitution.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

    - deregister the Separate Account under the Investment Company Act of 1940;

    - operate the Separate Account as a management company under the Investment Company Act of 1940;

    - restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account; and

    - combine the Separate Account with other separate accounts.

                                   THE FUNDS

Below we list the funds into which the investment divisions may invest. There is no guarantee that any fund or portfolio will be able to meet its investment objective.

THE SERIES FUND

The Series Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below.

MONEY RESERVE PORTFOLIO seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.

LONG-TERM CORPORATE BOND PORTFOLIO primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. In addition, the Portfolio seeks the preservation of capital. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities that have a rating within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").

HIGH YIELD PORTFOLIO primarily seeks as high a level of current income as is believed to be consistent with prudent management. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

CAPITAL STOCK PORTFOLIO seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.

GROWTH STOCK PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.

MULTIPLE STRATEGY PORTFOLIO seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

NATURAL RESOURCES PORTFOLIO seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

GLOBAL STRATEGY PORTFOLIO seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

BALANCED PORTFOLIO seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.

MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Seven of its portfolios are currently available through the Separate Account. Two additional portfolios become available on or about July 22, 1999. The investment objectives and certain investment policies of these Variable Series Funds portfolios are described below.

BASIC VALUE FOCUS FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.

GLOBAL BOND FOCUS FUND (FORMERLY THE WORLD INCOME FOCUS FUND) seeks to provide high total investment return by investing in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed-income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.

The investment division corresponding to this Fund closes to allocations of premiums and investment base on or about July 22, 1999.

GLOBAL UTILITY FOCUS FUND seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLAM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

INTERNATIONAL EQUITY FOCUS FUND seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities and at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries.

The investment division corresponding to this Fund closes to allocations of premiums and investment base on or about July 22, 1999.

DEVELOPING CAPITAL MARKETS FOCUS FUND seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.

SPECIAL VALUE FOCUS FUND (FORMERLY THE EQUITY GROWTH FUND) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities.

INDEX 500 FUND seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

CAPITAL FOCUS FUND seeks to achieve the highest total investment return consistent with prudent risk. To do this, management of the Fund uses a flexible "fully managed" investment policy that shifts the emphasis among equity, debt (including money market), and convertible securities.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

GLOBAL GROWTH FOCUS FUND seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the two available AIM V.I. Funds portfolios are described below.

AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investments in common stocks, with emphasis on medium and small-sized growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to AIM's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 has served as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios, including the Funds, encompassing a broad range of investment objectives. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to Fund Assets".)

THE ALLIANCE FUND

The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. One additional portfolio becomes available on or about July 22, 1999. The investment objectives of these Alliance Fund portfolios are described below.

PREMIER GROWTH PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. This Fund is therefore not intended for policy owners whose principal objective is assured income and conservation of capital.

QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. The Fund invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation, and invests only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and is not intended for policy owners who want assured income or preservation of capital.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Fund Assets".)

THE MFS TRUST

The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below.

MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to Fund Assets".)

THE HOTCHKIS AND WILEY TRUST

The Hotchkis and Wiley Trust is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Hotchkis and Wiley. One if its mutual fund portfolios becomes available through the Separate Account on or about July 22, 1999. The investment objective of this Hotchkis and Wiley Trust portfolio is described below.

HOTCHKIS AND WILEY INTERNATIONAL VIP PORTFOLIO seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends or interest, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential. In investing the Fund, Hotchkis and Wiley follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

    - low price-to-earnings ratio relative to the market

    - high dividend yield relative to the market

    - low price-to-book value ratio relative to the market

    - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The value discipline sometimes prevents investments in stocks that are in well-known indexes, like the S&P 500 or similar foreign indexes.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Hotchkis and Wiley, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, is a division of MLAM. The Hotchkis and Wiley Trust, as part of its operating expenses, pays an investment advisory fee to Hotchkis and Wiley. (See "Charges to Fund Assets".)

THE MERCURY V.I. FUNDS

The Mercury V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Mercury Asset Management International Ltd. Class A shares of one of its mutual fund portfolios become available through the Separate Account on or about July 22, 1999. The investment objective of the Mercury V.I. U.S. Large Cap Fund is described below.

MERCURY V.I. US. LARGE CAP FUND'S main goal is long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies (which are companies whose market capitalization is at least $5 billion) located in the U.S. that Fund management believes are undervalued or have good prospects for earnings growth. The Fund may also invest up to 10% of its assets in stocks of companies located in Canada.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Mercury Asset Management International Ltd. is located at 33 King William Street, London EC4R 9AS, England. Its intermediate parent is Mercury Asset Management Group Ltd. a London-based holding company. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc. The Mercury V.I. U.S. Large Cap Fund, as part of its operating expenses, pays an investment advisory fee to Mercury Asset Management International Ltd. (See "Charges to Fund Assets".)

SPECIAL RISKS IN CERTAIN FUNDS

Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest, and will rely on MLAM's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

Because a substantial portion of the Global Growth Focus Fund's assets may be invested on an international basis, you should be aware of certain risks, such as fluctuations in foreign exchange rates, future political and economic developments, different legal systems, and the possible imposition of exchange controls or other foreign government laws or restrictions. An investment in the Fund may be appropriate only for long-term investors who can assume the risk of loss of principal, and do not seek current income.

In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Policies' federal tax status will not be adversely affected as a result.

For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium-sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

For the Hotchkis and Wiley International VIP Portfolio, investing in emerging market and other foreign securities involves certain risk considerations not typically associated with investing in securities of U.S. issuers, including currency devaluations and other currency exchange rate fluctuations, political uncertainty and instability, more substantial government involvement in the economy, higher rates of inflation, less government supervision and regulation of the securities markets and participants in those markets, controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars, greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets, absence of uniform accounting and auditing standards, generally higher commission expenses, delay in settlement of securities transactions, and greater difficulty in enforcing shareholder rights and remedies.

Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

THE OPERATION OF THE FUNDS

BUYING AND REDEEMING SHARES. The Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

VOTING RIGHTS. We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to policies according to instructions we receive from policy owners. We will vote shares attributable to policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to policies in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your policy's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.

We may also disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

    - contrary to state law;

    - prohibited by state regulatory authorities; or

    - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS. Shares of the Series Fund are available for investment by us, ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch. Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, the MFS Trust and the Hotchkis and Wiley Trust are sold to separate accounts of ours, ML Life Insurance Company of New York, and insurance companies not affiliated with us or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity policies, and may be sold to certain qualified plans. Shares of the Mercury V.I. Funds are sold to separate accounts of ours, ML Life Insurance Company of New York, and may in the future be sold to insurance companies not affiliated with us or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity policies, and may be sold to certain qualified plans.

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

ADMINISTRATIVE SERVICE ARRANGEMENTS. MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), our parent, for administration services for the Series Fund and the Variable Series Funds in connection with the policies and other variable life insurance and variable annuity policies we issued. Under this agreement, MLAM compensates MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable policies issued.

AIM has entered into an agreement with us for administrative services for the AIM V.I. Funds in connection with the policies. Under this agreement, AIM compensates us in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the policies.

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with us for administrative services for the Alliance Fund in connection with the policies. Under this agreement, AFD compensates us in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the policies.

MFS has entered into an agreement with MLIG for administrative services for the MFS Trust in connection with the policies, certain other policies issued by us, and certain policies issued by ML Life Insurance Company of New York. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such policies.

Hotchkis and Wiley has entered into an agreement with MLIG with respect to administrative services for the Hotchkis and Wiley Trust in connection with the policies, certain other policies issued by us, and certain policies issued by ML Life Insurance Company of New York. Under this agreement, Hotchkis and Wiley pays compensation to MLIG is an amount equal to a portion of the annual gross investment advisory fees paid by the Hotchkis and Wiley International VIP Portfolio to Hotchkis and Wiley attributable to such policies.

Mercury Asset Management International Ltd. has entered into an agreement with MLIG with respect to administrative services for the Mercury V.I. Funds in connection with the policies, certain other policies issued by us, and certain policies issued by ML Life Insurance Company of New York. Under this agreement, Mercury Asset Management International Ltd. pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Mercury V.I. U.S. Large Cap Fund to Mercury Asset Management International Ltd. attributable to such policies.

THE TRUSTS

The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Trust portfolios consist mainly of:

    - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

    - coupons stripped from U.S. debt obligations; and

    - receipts and certificates for such stripped debt obligations and coupons.

The Trusts currently available are shown below:

                                TARGETED
                                RATE OF
                               RETURN TO
                                MATURITY
                                 AS OF
                                APRIL 9,
TRUST     MATURITY DATE           1999
-----   -----------------      ----------
2000    February 15, 2000      3.15%
2001    February 15, 2001      3.37%
2002    February 15, 2002      3.65%
2003    August 15, 2003        3.71%
2004    February 15, 2004      3.82%
2005    February 15, 2005      3.72%
2006    February 15, 2006      3.55%
2007    February 15, 2007      3.72%
2008    February 15, 2008      4.08%
2009    February 15, 2009      4.14%
2010    February 15, 2010      4.31%
2011    February 15, 2011      4.29%
2013    February 15, 2013      4.45%
2014    February 15, 2014      4.58%

An additional Trust maturing on February 15, 2019 becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Trusts. The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See "Charges to Divisions Investing in the Trusts".)

TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Trust units. But because the Separate Account held the units, we need to take into account the asset charge and the trust charge (described in "Charges to the Separate Account") in estimating the net rate of return. It depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the policy on that date, since it does not reflect the charges deducted from a policy's investment base (described in "Charges Deducted from the Investment Base").

Since the value of the Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Trust units and the net rate of return to maturity for the Separate Account will vary correspondingly.

                             FACTS ABOUT THE POLICY

WHO MAY BE COVERED

We are no longer selling the policies.

We use two methods of underwriting:

    - simplified underwriting, with no physical exam; and

    - para-medical or medical underwriting with a physical exam.

The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we'll underwrite on a simplified basis:

AGE         MAXIMUM
----------  --------
0-14......  $ 25,000
15-29.....    50,000
30-39.....    75,000
40-49.....   100,000
50-75.....   150,000

However, if you select the maximum face amount (see "Selecting the Initial Face Amount" below), we take "the net amount at risk" into account in determining the method of underwriting. The net amount at risk is the death benefit minus the cash surrender value.

We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue policies either in the standard or non-smoker underwriting class. We may also issue policies on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost".

INITIAL PAYMENT

MINIMUM. To purchase a policy, you must complete an application and make a payment. We require the payment to put the policy into effect. The minimum single payment for a policy is the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. You may make additional payments. (See "Making Additional Payments".)

SELECTING THE INITIAL FACE AMOUNT. Your initial payment determines the face amount. For a given initial payment you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured's entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured's age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

GUARANTEE PERIOD. The guarantee period is the period of time we guarantee that the policy will remain in force regardless of investment experience unless loan debt exceeds certain policy values. We base the guarantee period on the guaranteed maximum mortality rates in the policy, the deferred policy loading and a 4% interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your policy during the "free look" period by returning it for a refund. Generally, the "free look" period ends 10 days after you receive the policy. Some states allow a longer period of time to return the policy. If required by your state, the "free look" period ends the later of 10 days after you receive the policy and 45 days from the date you execute the application. To cancel the policy during the "free look" period, you must mail or deliver the policy to our Service Center or to the registered representative who sold it. We will refund your payment without interest. We may require you to wait six months before applying for another policy.

Corporations that purchase one or more policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the Money Reserve Portfolio and where no additional payments have been made nor policy loans taken, may cancel a policy(ies) and receive the greater of the premium paid without interest and the net cash surrender value.

MAKING ADDITIONAL PAYMENTS

After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. In Kentucky, you cannot make additional payments until after the first policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the Money Reserve Portfolio on the next day after we receive it. Once we complete the underwriting and accept the payment, we will credit the payment to your contract and allocate the payment either according to your instructions or, if we don't get instructions, proportionately to the investment base in the policy's investment divisions.

EFFECT OF ADDITIONAL PAYMENTS. Currently, we will generally accept any additional payment not requiring evidence of insurability the day we receive it. On the date we accept an additional payment we will:

    - increase the policy's investment base by the amount of the payment; and

    - increase the deferred policy loading (see "Deferred Policy Loading").

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in policy values as described above.

As of the processing date on or next following receipt and acceptance of an additional payment, we will reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount") and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the policy's face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we'll pay the beneficiary the larger of:

    - The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment; and

    - The cash surrender value as of the date we receive and accept the additional payment multiplied by the net single premium factor as of such date (see "Net Single Premium Factor").

We will reduce the death benefit by any loan debt and any overdue charges if the policy is in grace period. (See "Guarantee Period".)

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See "Policy Loans".)

GUARANTEE OF INSURABILITY RIDER. This rider gives you guaranteed options to make certain additional payments without evidence of insurability. It is available only to insureds in a standard or non-smoker underwriting class. We will limit the amount of the payments under the rider. While the rider is in effect you will have a guaranteed option on each of your first five policy anniversaries. Subject to evidence of insurability and a maximum age requirement, you may also extend the guaranteed options to include your next five policy anniversaries.

To exercise an option we must receive the additional payment while the insured is alive and within 30 days before or after your policy anniversary. If you don't exercise an option you will forfeit any remaining options and the rider will end.

INVESTMENT BASE

A policy's investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected. (See "Net Rate of Return for an Investment Division".)

Certain charges and policy loans decrease the investment base. (See "Charges Deducted from the Investment Base" and "Policy Loans".) Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loans are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected.

INVESTMENT BASE ALLOCATION DURING THE "FREE LOOK" PERIOD. We will place the single premium you submit with your application in the division investing in the Money Reserve Portfolio. Your application sets forth this designation. We won't make an allocation change during the "free look" period. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.

CHANGING THE ALLOCATION. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a charge for each allocation change in excess of five per policy year. To change your investment base allocation, call or write our Service Center. (See "Some Administrative Procedures".) A dollar cost averaging feature may also be available. (See "Dollar Cost Averaging".)

TRUST ALLOCATIONS. If your investment base is in any of the Trusts, we'll notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the Money Reserve Portfolio, and it will not count as one of the five allocations in a policy year. When we receive a request for allocation, units of a specific Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.

ALLOCATION TO THE DIVISION INVESTING IN THE NATURAL RESOURCES PORTFOLIO. We reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

We deduct certain charges from the investment base on policy processing dates. (See "Charges Deducted from the Investment Base".) We also deduct certain charges daily from the investment results of each investment division in the Separate Account in determining its net rate of return. (See "Charges to the Separate Account".) The portfolios in the Funds also pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED POLICY LOADING. We assess a deferred policy loading charge of 7% of each payment made in the first year, and 6.5% of each payment made after the first. This charge consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a state and local premium tax charge.

The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. The first year administrative expense is equal to a maximum of .5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the policies. We may reduce the sales load and first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

The state and local premium tax charge is equal to 2.5% of the single premium and any additional payments.

Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then take back these funds in equal installments on the ten policy anniversaries following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading chargeable to any payment made that has not yet been deducted.

We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.

MORTALITY COST (COST OF INSURANCE). We deduct a mortality cost from the investment base on each processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. It is based on the insured's underwriting class, sex (except for Montana and Massachusetts) and attained age, and the policy's net amount at risk. (See "Legal Considerations for Employers".)

To determine the mortality cost, we multiply the current cost of insurance rate by the policy's net amount at risk. The net amount at risk is the difference, as of the previous processing date, between the death benefit and the cash surrender value adjusted for interest at 4%.

Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for policies underwritten on a medical basis and the 1980 Commissioners Extended Term mortality Table (1980 CET Table) for policies underwritten on a simplified basis to determine these maximum rates if the policies are issued on insureds in a standard or non-smoker underwriting class. For policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest.

The current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.

To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:

    - we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class, or

    - the insured is underwritten under the simplified method but is not in the non-smoker class.

During the period between processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.

MAXIMUM MORTALITY COST. During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted. (See "The Policy's Fixed Base".)

REALLOCATION CHARGES. We may deduct reallocation charges on policy processing dates if you change your investment base allocation more than five times per policy year. The charge equals $25.00 for each allocation change you make during a policy processing period, which exceeds five for the policy year.

NET LOAN COST. The net loan cost is explained under "Policy Loans".

CHARGES TO THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is .60% annually at the beginning of the year.

    - The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

    - The expense risk is the risk we assume that it will cost us more to issue and administer the policies than expected.

    - The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the policy's net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Maximum Mortality Cost" above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

CHARGES TO DIVISIONS INVESTING IN THE TRUSTS. We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

CHARGES TO FUND ASSETS

CHARGES TO SERIES FUND ASSETS. The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

    - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;

    - .45% of the next $50 million of such assets;

    - .40% of the next $100 million of such assets;

    - .35% of the next $400 million of such assets; and

    - .30% of such assets over $800 million.

We have agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets.

CHARGES TO VARIABLE SERIES FUNDS ASSETS. The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM at an annual rate of the average daily net assets of each portfolio. The fee for each is shown as follows:

                                                     ADVISORY
PORTFOLIO NAME                                          FEE
--------------------------------------------------  -----------
Basic Value Focus Fund............................         .60%
Global Utility Focus Fund.........................         .60%
Global Bond Focus Fund............................         .60%
Index 500 Fund....................................         .30%
International Equity Focus Fund...................         .75%
Developing Capital Markets Focus Fund.............        1.00%
Special Value Focus Fund..........................         .75%
Capital Focus Fund................................         .60%
Global Growth Focus Fund..........................         .75%

MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses greater than 1.25% of average daily net assets will be reimbursed to the fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

CHARGES TO AIM V.I. FUNDS ASSETS. The AIM V.I. Funds incurs operating expenses and pays a monthly advisory fee to AIM at an annual rate of .65% of the first $250 million of each fund's average daily net assets and .60% of each fund's average daily net assets in excess of $250 million.

CHARGES TO ALLIANCE FUND ASSETS. The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance at an annual rate of 1.00% of each of the Alliance Premier Growth Portfolio's and the Alliance Quasar Portfolio's average daily net assets.

CHARGES TO MFS TRUST ASSETS. The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS at an annual rate of .75% of the average daily net assets of each of the MFS Emerging Growth Series and MFS Research Series.

CHARGES TO HOTCHKIS AND WILEY TRUST ASSETS. The Hotchkis and Wiley Trust incurs operating expenses and pays a monthly advisory fee to Hotchkis and Wiley at an annual rate of .75% of the average daily net assets of the Hotchkis and Wiley International VIP Portfolio.

CHARGES TO MERCURY V.I. FUNDS ASSETS. The Mercury V.I. Funds incurs operating expenses and pays a monthly advisory fee to Mercury Asset Management International Ltd. at an annual rate of .65% of the average daily net assets of the Mercury V.I. U.S. Large Cap Fund.

Mercury Asset Management International Ltd. has agreed to limit the operating expenses paid by the Mercury V.I. U.S. Large Cap Fund for one year to 1.25% of its average daily net assets.

GUARANTEE PERIOD

We guarantee that the policy will stay in force for the insured's life, or for a shorter guarantee period depending on the face amount selected for a given premium. We won't cancel the policy during the guarantee period unless the loan debt exceeds certain policy values. We hold a reserve in our general account to support this guarantee.

WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE. After the end of the guarantee period, we will cancel the policy if the net cash surrender value on a policy processing date won't cover the charges due. (See "Charges Deducted from the Investment Base".)

We will notify you before canceling the policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven't received the required payment by the end of this grace period, we'll cancel the policy. We will treat any excess payment above the overdue charges as an additional payment.

If we cancel a policy, you may reinstate it while the insured is still living if:

    - You request the reinstatement within three years after the end of the grace period;

    - We receive satisfactory evidence of insurability; and

    - You make a premium payment which is sufficient to give you a guarantee period of at least five years from the reinstated policy's effective date.

We will treat your premium payment as an additional payment requiring underwriting.

The effective date of a reinstated policy is the processing date on or next following the date the reinstatement application is approved

NET CASH SURRENDER VALUE

Because investment results vary daily, we don't guarantee any minimum net cash surrender value. On a processing date which is also your policy anniversary the net cash surrender value equals:

    - the policy's investment base on that date;

    - minus the balance of the deferred policy loading which has not yet been deducted from the investment base (see "Deferred policy loading").

If the date of calculation is not a processing date, we also subtract a pro-rata portion of the mortality cost. If there is any existing loan debt, we will also subtract a pro-rata net loan cost on dates other than the policy anniversary.

CANCELLING TO RECEIVE NET CASH SURRENDER VALUE. A policy owner may cancel the policy at any time while the insured is living to receive the net cash surrender value in a lump sum or under an income plan. You must make the request in writing in a form satisfactory to us. All rights to the death benefit will end on the date you send the written request to us. Cancelling the policy may have tax consequences. See "Tax Considerations."

POLICY LOANS

You may use the policy as collateral to borrow funds from us. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of loan debt any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states won't permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE. Whether or not you repay loan debt, taking a loan will have a permanent effect on a policy's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the policy to lapse sooner than if no loan had been taken.

LOAN VALUE. The loan value of a policy equals:

    - 75% of the policy's cash surrender value during the first three years; or

    - 90% of the policy's cash surrender value after the first three years.

In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt. The cash surrender value is the net cash surrender value plus any loan debt.

INTEREST. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, WE ADD IT TO THE UNPAID LOAN AMOUNT. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

NET LOAN COST. In addition to the loan interest we charge, on each policy anniversary we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For the first ten policy years, the net loan cost equals .75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals .60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the policy if the date of surrender is not a policy anniversary.

CANCELLATION DUE TO EXCESS DEBT. If the loan debt exceeds the larger of the cash surrender value and the tabular value, we'll mail you a notice of our intent to cancel the policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail a notice of intent to terminate the Policy to you unless we have received at least the minimum repayment amount specified in the notice. Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the policy to lapse. If the policy lapses with loan debt outstanding, adverse tax consequences may result. (See "Tax Considerations".)

DEATH BENEFIT PROCEEDS

We will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

AMOUNT OF DEATH BENEFIT PROCEEDS. The death benefit proceeds equal:

    - the death benefit, which is the larger of the current face amount and the variable insurance amount; less

    - any loan debt; and less

    - any overdue charges if the policy is in a grace period (see "When Your Guarantee Period is Less Than for Life").

The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the policy qualified as life insurance under Federal income tax laws.

The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date (see "Making Additional Payments").

VARIABLE INSURANCE AMOUNT. We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor.

                           NET SINGLE PREMIUM FACTOR

             The net single premium factor is based on the insured's sex, underwriting class, and attained age on the policy processing date. It decreases as the insured's age increases. As a result, the variable insurance amount will decrease in relationship to the policy's cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your policy contains a table of net single premium factors as of each anniversary.

        TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                    ON POLICY ANNIVERSARIES
   STANDARD-SIMPLIFIED ISSUE         STANDARD MEDICAL ISSUE
ATTAINED                         ATTAINED
   AGE       MALE      FEMALE       AGE       MALE      FEMALE
    5        8.61444   10.08769      5       10.26605   12.37298
   15        6.45795    7.65253     15        7.41158    8.96292
   25        4.89803    5.70908     25        5.50384    6.48170
   35        3.59024    4.18342     35        3.97197    4.64894
   45        2.62620    3.06419     45        2.87749    3.36465
   55        1.97694    2.29528     55        2.14058    2.48940
   65        1.55349    1.75357     65        1.65786    1.87562
   75        1.28954    1.38615     75        1.35394    1.45952
   85        1.14214    1.17173     85        1.18029    1.21265

PAYMENT OF DEATH BENEFIT PROCEEDS

We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the payment. We may delay payment, however, if we are contesting the policy or under the circumstances described in "Using the Policy" and "Other Policy Provisions".

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

DOLLAR COST AVERAGING

WHAT IS IT? Once the feature is available in your state, the policy will offer an optional transfer feature called Dollar Cost Averaging ("DCA"). Contact the Service Center about availability. This feature allows you to make automatic monthly transfers from the Money Reserve Portfolio to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short-term price fluctuations on investment cost. Since the same dollar amount is transferred to selected divisions each month, more units of a division are purchased when their value is low and fewer units are purchased when their value is high. Therefore, over the long haul a DCA program may let you buy units at a lower average cost. However, a DCA program does not assure a profit or protect against a loss in declining markets.

Once available, you can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the Money Reserve Portfolio is zero. While the DCA program is in place any amount in the Money Reserve Portfolio is available for transfer.

MINIMUM AMOUNTS. To elect DCA, you need to have a minimum amount in the Money Reserve Portfolio. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your Money Reserve Portfolio be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Money Reserve Portfolio to continue DCA. If you do not specify a duration or the specified duration has not been reached and the amount in the Money Reserve Portfolio is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

WHEN DO WE MAKE DCA TRANSFERS? We'll make the first DCA transfer on the first monthiversary date after the later of the date our Service Center receives your election or fourteen days after the in force date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the policy.

RIGHT TO EXCHANGE POLICY

Within 18 months of the issue date you may exchange your policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original policy.

The new policy will have the same owner and beneficiary as those of the original policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original policy. Any loan debt will be carried over to the new policy.

We won't require evidence of insurability to exchange for a new "fixed" policy.

INCOME PLANS

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a separate account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the policy for its net cash surrender value, you may also choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100.

Income plans include:

    - ANNUITY PLAN. An amount can be used to purchase a single premium immediate annuity.

    - INTEREST PAYMENT. You can leave amounts with us to earn interest at an annual rate of at least 3%.

    - INCOME FOR A FIXED PERIOD. We make payments in equal installments for up to 30 years.

    - INCOME FOR LIFE. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

    - INCOME OF A FIXED AMOUNT. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

    - JOINT LIFE INCOME. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR POLICY OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

REPORTS TO POLICY OWNERS

After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. We will project your policy's value at a net rate of return of 8%, and based on this value tell you when the policy will terminate unless you make additional payments. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division".)

We will also send you semi-annual reports containing financial statements for the Separate Account and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

SINGLE PREMIUM IMMEDIATE ANNUITY RIDER. If your state allows, you may have added a Single Premium Immediate Annuity Rider ("SPIAR") to your policy. This rider would provide you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we'll pay the rider value in a lump sum to the beneficiary under the policy. For tax purposes, this payment won't be considered part of the life insurance death benefit.

If you surrender the rider before the end of the period, we'll pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

If you are not the insured and you die before the income period ends, we'll pay the remaining payments to the new owner.

If you change the owner of the policy, we will change the owner of the SPIAR to the new owner of the policy.

If the policy ends because the insured dies (where you are not the insured), because we terminate the policy, or because you've cancelled it for its net cash surrender value, we'll continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.

The rider won't have any effect on your policy's loan value.

We hold the reserves for this rider in our general account.

If you pledge, assign, or gift a policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a policy. For a discussion of the tax issues associated with use of a SPIAR, see "Tax Consequences."

                             MORE ABOUT THE POLICY

USING THE POLICY

OWNERSHIP. The policy owner is the insured, unless someone other than the insured has been named as the owner in the application. The policy owner has all rights and options described in the policy.

If you are not the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the policy and have all your rights. If you don't name a contingent owner, your estate will then own your interest in the policy at your death.

If there is more than one policy owner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the policy's investment base by phone if the owner provides the personal identification number as well as the policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the policy.

CHANGING THE OWNER. During the insured's lifetime, you have the right to transfer ownership of the policy. The new owner will have all rights and options described in the policy. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

ASSIGNING THE POLICY AS COLLATERAL. You may assign the policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NAMING BENEFICIARIES. We will pay the primary beneficiary the death benefit proceeds of the policy on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

CHANGING THE INSURED. Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the policy is still in force.

We will change the policy as follows on the effective date:

    - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the policy date);

    - the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured's issue age, sex and underwriting class;

    - we will deduct a charge for changing the insured from the policy's investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

    - the variable insurance amount will reflect the change of insured; and

    - the policy's issue date will be the effective date of the change.

We may also change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class.

MATURITY PROCEEDS. The maturity date is the policy anniversary nearest the insured's 100th birthday. On the maturity date, we will pay you the net cash surrender value, provided the insured is still living at that time and the policy is in effect.

WHEN WE MAKE PAYMENTS. We generally pay death benefit proceeds, loans and net cash surrender value on cancellation within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

    - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or

    - trading on the New York Stock Exchange is restricted; or

    - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

    - the Securities and Exchange Commission by order so permits for the protection of policy owners.

SOME ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate the procedures described below. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.

SIGNATURE GUARANTEES. In order for you to make certain policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or federal savings and loan association), a member bank of the Federal Reserve System or a member firm of a national securities exchange.

Currently, we may require a signature guarantee on:

    - written requests for cash surrenders or policy loans;

    - change of owner;

    - multiple owner form; and

    - telephone authorization forms if not submitted with your application.

PERSONAL IDENTIFICATION CODE. We will send you a four-digit personal identification code shortly after the policy is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the policy, to make a loan (if an authorization is on file), or to make other requests.

REALLOCATING THE INVESTMENT BASE. Policy owners can reallocate their investment base either in writing in a form satisfactory to us or by telephone. If you request the reallocation by telephone, you must give your personal identification code as well as your policy number. We will give a confirmation number over the telephone and then follow up in writing.

REQUESTING A LOAN. You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call the Service Center, give your policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request.

TELEPHONE REQUESTS. A telephone request for a loan or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transfers.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

OTHER POLICY PROVISIONS

IN CASE OF ERRORS IN THE APPLICATION. If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.

INCONTESTABILITY. We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won't contest the validity of a policy after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date we received and accepted the payment.

PAYMENT IN CASE OF SUICIDE. If the insured commits suicide within two years from the policy's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.

POLICY CHANGES -- APPLICABLE FEDERAL TAX LAW. To receive the tax treatment accorded to life insurance under federal income tax law, the policy must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. We reserve the right to make changes in the policy or its riders or to make distributions from the policy to the extent necessary to continue to qualify the policy as life insurance. Any changes will apply uniformly to all policies that are affected and you will be given advance written notice of such changes.

DIVIDENDS. Our variable life insurance policies are non-participating. This means that they don't provide for dividends. Investment results under these variable life policies are reflected in benefits.

STATE VARIATIONS. Certain policy features are subject to state variation. You should read your policy carefully to determine whether any variations apply in the state in which the policy is issued.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.

Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the policies are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing these policies.

Some states prohibit the use of actuarial tables that distinguish between men and women in determining payments and policy benefits for policies issued on the lives of their residents. (Previously, certain policies we issue on the life of a Massachusetts resident were also issued on a unisex basis.) Therefore, policies offered in this Prospectus to insure residents of Montana will have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. You should consult the policy.

SELLING THE POLICIES

MLPF&S is the principal underwriter of the policy. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity policies we issue, as well as variable life insurance and variable annuity policies issued by ML Life Insurance Company of New York, an affiliate of ours. MLPF&S also acts as principal underwriter of certain mutual funds managed by Merrill Lynch Asset Management, the investment adviser for the Series Fund and the Variable Series Funds.

We have companion sales agreements with MLPF&S and various Merrill Lynch Life Agencies. Under these agreements, financial consultants of MLPF&S solicit applications for the policies. The financial consultants are authorized under applicable state regulations to sell variable life insurance as insurance agents.

The maximum commission as a percentage of a premium payable to financial consultants will, in no event, exceed 3.1%. Additional annual compensation of no more than .13% of the investment base may also be paid to your financial consultant. Commissions may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

The maximum commission we will pay to the applicable insurance agency to be used to pay commissions to financial consultants is 7% of each premium paid and up to
 .10% of the investment base.

The amounts paid under the distribution and sales agreements for the Separate Account for the year ended December 31, 1998, December 31, 1997, and December 31, 1996 were $190,553, $273,924, and $634,950, respectively.

TAX CONSIDERATIONS

INTRODUCTION. The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven't considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal tax purposes, this policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The
Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the policy offered by this prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to this policy.

Nevertheless, we believe that the policy offered by this prospectus qualifies as a life insurance contract for Federal tax purposes. This means that:

    - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code; and

    - the policyowner should not be considered in constructive receipt of the policy's cash surrender value, including any increases, until actual cancellation of the policy.

We have reserved the right to make changes in this policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see "Policy Changes--Applicable Federal Tax Law").

DIVERSIFICATION REQUIREMENTS. IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be "adequately diversified" for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer policy accumulation values have not been explicitly addressed in published rulings. While we believe that the policies do not give owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the policy.

The following discussion assumes that the policy will qualify as a life insurance policy for Federal income tax purposes.

POLICY LOANS. Under current law policy loans are considered indebtedness of a policyowner and no part of a loan constitutes income to an owner. However, any interest paid on policy loans for single premium policies will not be tax-deductible.

TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS. Federal Tax Laws establishes a class of life insurance policies referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid modified endowment contract treatment.

Loans from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the policyowner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the policy immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

These provisions apply to policies entered into on or after June 21, 1988. However, a policy that is not originally classified as a modified endowment contract can become so classified if a material change is made in the policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional premium payments. You may choose not to exercise this right in order to preserve your policy's current tax treatment.

If you do preserve your policy's current tax treatment, policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the policy.

Any policy received in exchange for a modified endowment contract is considered a modified endowment contract.

If there is any borrowing against your policy, whether a modified endowment contract or not, the interest paid on loans is not tax deductible.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policyowner more than one modified endowment contract during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

TAXATION OF SINGLE PREMIUM IMMEDIATE ANNUITY RIDER. If a SPIAR was added to the policy at issue to make the payments on the policy, a portion of each payment from the annuity will be includible in income for federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policyowners or beneficiary.

The SPIAR does not exist independently of a policy. Accordingly, there are tax consequences if a policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the policy.

OTHER TRANSACTIONS. Changing the owner or the insured may have tax consequences. Exchanging this policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received, according to Section 1035(a)(1) of the Internal Revenue Code. In addition, exchanging this policy for more than one policy, or exchanging this policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a modified endowment contract. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

In addition, the policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

OTHER TAXES. Federal estate and state and local estate, inheritance and other taxes depend upon your or the beneficiary's specific situation.

OWNERSHIP OF POLICIES BY NON-NATURAL PERSONS. The above discussion of the tax consequences arising from the purchase, ownership, and transfer of a policy has assumed that the owner of the policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.

In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax advisor regarding possible tax consequences associated with a policy prior to the acquisition of this policy and also before entering into any subsequent changes to or transactions under this policy.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.

We don't make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

The above discussion is not intended as tax advice. For tax advice you should consult a competent tax adviser. Although this tax discussion is based on our understanding of federal income tax laws as they are currently interpreted, we can't guarantee that those laws or interpretations will remain unchanged.

MERRILL LYNCH LIFE INSURANCE COMPANY'S INCOME TAXES

FEDERAL INCOME TAXES. We don't expect to incur any Federal income tax liability that would be chargeable to the separate account. As a result we do not currently deduct charges for Federal income taxes from the separate account.

Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the separate account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

Any tax charges we impose will not apply to policies issued in connection with qualified pension arrangements.

STATE AND LOCAL INCOME TAXES. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the separate account.

REINSURANCE

We have to reinsured some of the risks assumed under the policies.

                                 ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, CASH SURRENDER VALUES AND
  ACCUMULATED PAYMENTS

    The tables below demonstrate the way in which the policy works. The tables are based on the following ages, face amounts, payments and guarantee periods.

    1. The illustration on page 41 is for a policy issued to a male age 5 in the standard-simplified underwriting class with a single payment of $5,000, a face amount of $40,057 and a guarantee period for life.

    2. The illustration on page 42 is for a policy issued to a male age 40 in the standard-simplified underwriting class with a single payment of $10,000, a face amount of $28,477 and a guarantee period for life.

    3. The illustration on page 43 is for a policy issued to a male age 55 in the standard-simplified underwriting class with a single payment of $10,000, a face amount of $18,386 and a guarantee period for life.

    4. The illustration on page 44 is for a policy issued to a female age 65 in the standard-simplified underwriting class with a single payment of $10,000, a face amount of $16,308 and a guarantee period for life.

    5. The illustration on page 45 is for a policy issued to a male age 40 in the standard-simplified underwriting class with a single payment of $10,000, a face amount of $123,712 and a guarantee period of 15 years. This illustration also demonstrates the effects of additional payments.

The tables show how the death benefit, investment base and cash surrender value may vary over an extended period of time assuming hypothetical rates of return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

The death benefit, investment base and cash surrender value for a policy would be different from those shown if the actual rates of return averaged 0%, 4%, 8% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

The amounts shown for the death benefit, investment base and cash surrender value as of the end of each policy year take into account the daily asset charge in the Separate Account equivalent to .60% (annually at the beginning of the year) of assets attributable to the policies at the beginning of the year.

The amounts shown in the tables also assume an additional charge of .58%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1998 expenses (including monthly advisory fees) for the Funds, and the current trust charge. This charge also reflects expense reimbursements made in 1998 (or estimated for 1999) to certain portfolios by the investment adviser to the respective portfolio. These reimbursements amounted to
 .17%, .13%, .03%, .35%, and .98% of the average daily net assets of the Developing Capital Markets Focus Fund, the Natural Resources Portfolio, the Alliance Premier Growth Portfolio, the Alliance Quasar Portfolio, and the Mercury V.I. U.S. Large Cap Fund, respectively. (See "Charges to Fund Assets".) The actual charge under a policy for Fund expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.

Taking into account the .60% asset charge in the Separate Account and the .58% charge described above, the gross annual rates of investment return of 0%, 4%, 8% and 12% correspond to net annual rates of--1.18%, 2.8%, 6.78% and 10.75%, respectively. The gross returns are before any deductions and should not be compared to rates which reflect deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 4%, 8% and 12%, the Funds would have to earn a sufficient amount in excess of 0% or 4% or 8% or 12% to cover any tax charges.

The second column of the tables shows the amount which would accumulate if an amount equal to the single premium was invested to earn interest (after taxes) at 5% compounded annually.

We will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates and will assume that the proposed insured is in a standard underwriting class. In addition, if a purchase is made, a personal illustration will be included at the delivery of a policy reflecting the insured's actual underwriting class.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE ISSUE AGE 5
        $5,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $40,057      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                               TOTAL                         END OF YEAR
                                             PREMIUMS                     DEATH BENEFIT (2)
                                             PAID PLUS         ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                          INTEREST AT 5%             ANNUAL INVESTMENT RETURN OF
                                           AS OF END OF     ----------------------------------------------
END OF POLICY YEAR    PAYMENTS (1)             YEAR            0%         4%          8%          12%
--------------------  ------------        ---------------   ---------  ---------  ----------  ------------
1...................     $5,000              $ 5,250          $40,057    $40,057    $ 41,328    $   42,980
2...................          0                5,513           40,057     40,057      42,607        46,054
3...................          0                5,788           40,057     40,057      43,897        49,289
4...................          0                6,078           40,057     40,057      45,199        52,700
5...................          0                6,381           40,057     40,057      46,514        56,298
6...................          0                6,700           40,057     40,057      47,844        60,098
7...................          0                7,036           40,057     40,057      49,191        64,114
8...................          0                7,387           40,057     40,057      50,555        68,363
9...................          0                7,757           40,057     40,057      51,939        72,863
10..................          0                8,144           40,057     40,057      53,344        77,630
15..................          0               10,395           40,057     40,057      60,877       106,418
20..................          0               13,266           40,057     40,057      69,471       145,874
30..................          0               21,610           40,057     40,057      90,452       273,963
60..................          0               93,396           40,057     40,057     199,770     1,817,512

                                  END OF YEAR                           END OF YEAR
                              INVESTMENT BASE (2)                 CASH SURRENDER VALUE (2)
                       ASSUMING HYPOTHETICAL GROSS (AFTER    ASSUMING HYPOTHETICAL GROSS (AFTER
                                      TAX)                                  TAX)
                          ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
                      ------------------------------------  ------------------------------------
END OF POLICY YEAR      0%      4%       8%        12%        0%      4%       8%        12%
--------------------  ------  ------  --------  ----------  ------  ------  --------  ----------
1...................  $4,848  $5,046  $  5,243  $    5,440  $4,533  $4,731  $  4,928  $    5,125
2...................   4,700   5,095     5,503       5,926   4,420   4,815     5,223       5,646
3...................   4,555   5,147     5,780       6,460   4,310   4,902     5,535       6,215
4...................   4,413   5,202     6,076       7,050   4,203   4,992     5,866       6,840
5...................   4,275   5,261     6,393       7,700   4,100   5,086     6,218       7,525
6...................   4,138   5,321     6,729       8,416   3,998   5,181     6,589       8,276
7...................   4,002   5,382     7,085       9,202   3,897   5,277     6,980       9,097
8...................   3,865   5,442     7,460      10,063   3,795   5,372     7,390       9,993
9...................   3,725   5,498     7,851      11,000   3,690   5,463     7,816      10,965
10..................   3,581   5,551     8,260      12,021   3,581   5,551     8,260      12,021
15..................   2,986   5,947    10,803      18,885   2,986   5,947    10,803      18,885
20..................   2,398   6,370    14,183      29,782   2,398   6,370    14,183      29,782
30..................   1,395   7,502    25,194      76,308   1,395   7,502    25,194      76,308
60..................       0   8,221   128,593   1,169,947       0   8,221   128,593   1,169,947

--------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2)  Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $28,477      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                          TOTAL                   END OF YEAR
                                        PREMIUMS               DEATH BENEFIT (2)
                                        PAID PLUS     ASSUMING HYPOTHETICAL GROSS (AFTER
                                       INTEREST AT                   TAX)
                                          5% AS           ANNUAL INVESTMENT RETURN OF
                                        OF END OF     -----------------------------------
END OF POLICY YEAR    PAYMENTS (1)        YEAR          0%       4%       8%       12%
--------------------  ------------    -------------   -------  -------  -------  --------
1...................    $10,000         $10,500       $28,477  $28,477  $29,379  $ 30,553
2...................          0         11,025         28,477   28,477   30,287    32,734
3...................          0         11,576         28,477   28,477   31,203    35,032
4...................          0         12,155         28,477   28,477   32,127    37,453
5...................          0         12,763         28,477   28,477   33,061    40,008
6...................          0         13,401         28,477   28,477   34,006    42,707
7...................          0         14,071         28,477   28,477   34,962    45,561
8...................          0         14,775         28,477   28,477   35,931    48,580
9...................          0         15,513         28,477   28,477   36,915    51,777
10..................          0         16,289         28,477   28,477   37,913    55,165
15..................          0         20,789         28,477   28,477   43,267    75,620
20..................          0         26,533         28,477   28,477   49,379   103,679
25..................          0         33,864         28,477   28,477   56,359   142,176
30..................          0         43,219         28,477   28,477   64,333   195,011

                                 END OF YEAR                         END OF YEAR
                             INVESTMENT BASE (2)               CASH SURRENDER VALUE (2)
                      ASSUMING HYPOTHETICAL GROSS (AFTER  ASSUMING HYPOTHETICAL GROSS (AFTER
                                     TAX)                                TAX)
                         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                      ----------------------------------  ----------------------------------
END OF POLICY YEAR      0%      4%       8%       12%       0%      4%       8%       12%
--------------------  ------  -------  -------  --------  ------  -------  -------  --------
1...................  $9,738  $10,134  $10,530  $ 10,925  $9,108  $ 9,504  $ 9,900  $ 10,295
2...................   9,473   10,267   11,087    11,938   8,913    9,707   10,527    11,378
3...................   9,206   10,397   11,674    13,046   8,716    9,907   11,184    12,556
4...................   8,936   10,526   12,291    14,258   8,516   10,106   11,871    13,838
5...................   8,664   10,651   12,939    15,584   8,314   10,301   12,589    15,234
6...................   8,388   10,774   13,620    17,033   8,108   10,494   13,340    16,753
7...................   8,109   10,893   14,335    18,618   7,899   10,683   14,125    18,408
8...................   7,826   11,010   15,087    20,349   7,686   10,870   14,947    20,209
9...................   7,541   11,123   15,878    22,243   7,471   11,053   15,808    22,173
10..................   7,252   11,232   16,708    24,310   7,252   11,232   16,708    24,310
15..................   6,066   12,054   21,885    38,251   6,066   12,054   21,885    38,251
20..................   4,667   12,689   28,341    59,507   4,667   12,689   28,341    59,507
25..................   3,016   13,054   36,279    91,520   3,016   13,054   36,279    91,520
30..................   1,033   13,005   45,783   138,782   1,033   13,005   45,783   138,782

--------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2)  Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 55
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $18,386      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                     END OF YEAR
                                            TOTAL                 DEATH BENEFIT (2)
                                           PREMIUMS      ASSUMING HYPOTHETICAL GROSS (AFTER
                                          PAID PLUS                     TAX)
                                        INTEREST AT 5%       ANNUAL INVESTMENT RETURN OF
                                              AS         -----------------------------------
END OF POLICY YEAR    PAYMENTS (1)      OF END OF YEAR     0%       4%       8%       12%
--------------------  ------------      --------------   -------  -------  -------  --------
1...................    $10,000           $10,500        $18,386  $18,386  $18,969  $ 19,727
2...................          0            11,025         18,386   18,386   19,556    21,139
3...................          0            11,576         18,386   18,386   20,149    22,626
4...................          0            12,155         18,386   18,386   20,748    24,194
5...................          0            12,763         18,386   18,386   21,353    25,848
6...................          0            13,401         18,386   18,386   21,965    27,597
7...................          0            14,071         18,386   18,386   22,585    29,445
8...................          0            14,775         18,386   18,386   23,213    31,401
9...................          0            15,513         18,386   18,386   23,850    33,472
10..................          0            16,289         18,386   18,386   24,497    35,666
15..................          0            20,789         18,386   18,386   27,963    48,921
20..................          0            26,533         18,386   18,386   31,921    67,115
30..................          0            43,219         18,386   18,386   41,614   126,423

                                 END OF YEAR                         END OF YEAR
                             INVESTMENT BASE (2)               CASH SURRENDER VALUE (2)
                         ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                      ----------------------------------  ----------------------------------
END OF POLICY YEAR      0%      4%       8%       12%       0%      4%       8%       12%
--------------------  ------  -------  -------  --------  ------  -------  -------  --------
1...................  $9,690  $10,085  $10,480  $ 10,874  $9,060  $ 9,455  $ 9,850  $ 10,244
2...................   9,375   10,165   10,979    11,822   8,815    9,605   10,419    11,262
3...................   9,056   10,239   11,499    12,853   8,566    9,749   11,009    12,363
4...................   8,733   10,306   12,041    13,971   8,313    9,886   11,621    13,551
5...................   8,405   10,368   12,606    15,186   8,055   10,018   12,256    14,836
6...................   8,074   10,423   13,193    16,504   7,794   10,143   12,913    16,224
7...................   7,737   10,471   13,803    17,932   7,527   10,261   13,593    17,722
8...................   7,394   10,509   14,436    19,479   7,254   10,369   14,296    19,339
9...................   7,045   10,538   15,092    21,152   6,975   10,468   15,022    21,082
10..................   6,688   10,556   15,769    22,959   6,688   10,556   15,769    22,959
15..................   5,135   10,839   19,900    34,815   5,135   10,839   19,900    34,815
20..................   3,363   10,827   24,754    52,046   3,363   10,827   24,754    52,046
30..................       0    9,539   36,435   110,689       0    9,539   36,435   110,689

--------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2)  Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              FEMALE ISSUE AGE 65
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $16,308      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                    END OF YEAR
                                            TOTAL                DEATH BENEFIT (2)
                                           PREMIUMS      ASSUMING HYPOTHETICAL GROSS (AFTER
                                          PAID PLUS                     TAX)
                                        INTEREST AT 5%      ANNUAL INVESTMENT RETURN OF
                                              AS         ----------------------------------
END OF POLICY YEAR    PAYMENTS (1)      OF END OF YEAR     0%       4%       8%       12%
--------------------  ------------      --------------   -------  -------  -------  -------
1...................    $10,000           $10,500        $16,308  $16,308  $16,826  $17,499
2...................          0            11,025         16,308   16,308   17,347   18,751
3...................          0            11,576         16,308   16,308   17,873   20,071
4...................          0            12,155         16,308   16,308   18,405   21,462
5...................          0            12,763         16,308   16,308   18,941   22,930
6...................          0            13,401         16,308   16,308   19,485   24,482
7...................          0            14,071         16,308   16,308   20,035   26,122
8...................          0            14,775         16,308   16,308   20,592   27,857
9...................          0            15,513         16,308   16,308   21,157   29,695
10..................          0            16,289         16,308   16,308   21,731   31,642
15..................          0            20,789         16,308   16,308   24,807   43,405
20..................          0            26,533         16,308   16,308   28,321   59,559

                                 END OF YEAR                        END OF YEAR
                             INVESTMENT BASE (2)             CASH SURRENDER VALUE (2)
                         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
                      ---------------------------------  ---------------------------------
END OF POLICY YEAR      0%      4%       8%       12%      0%      4%       8%       12%
--------------------  ------  -------  -------  -------  ------  -------  -------  -------
1...................  $9,680  $10,076  $10,470  $10,864  $9,050  $ 9,446  $ 9,840  $10,234
2...................   9,356   10,146   10,959   11,801   8,796    9,586   10,399   11,241
3...................   9,029   10,211   11,469   12,818   8,539    9,721   10,979   12,328
4...................   8,700   10,271   12,001   13,925   8,280    9,851   11,581   13,505
5...................   8,369   10,327   12,557   15,128   8,019    9,977   12,207   14,778
6...................   8,035   10,378   13,138   16,435   7,755   10,098   12,858   16,155
7...................   7,697   10,423   13,742   17,854   7,487   10,213   13,532   17,644
8...................   7,352   10,458   14,369   19,389   7,212   10,318   14,229   19,249
9...................   6,999   10,481   15,014   21,045   6,929   10,411   14,944   20,975
10..................   6,636   10,491   15,677   22,827   6,636   10,491   15,677   22,827
15..................   5,011   10,683   19,646   34,375   5,011   10,683   19,646   34,375
20..................   3,127   10,517   24,170   50,830   3,127   10,517   24,170   50,830

--------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2)  Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
         FACE AMOUNT: $123,712      GUARANTEE PERIOD AT ISSUE: 15 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                      END OF YEAR
                                                                   DEATH BENEFIT (2)
                                           TOTAL           ASSUMING HYPOTHETICAL GROSS (AFTER
                                         PREMIUMS                         TAX)
                                         PAID PLUS            ANNUAL INVESTMENT RETURN OF
                                     INTEREST AT 5% AS   --------------------------------------
END OF POLICY YEAR    PAYMENTS (1)    OF END OF YEAR        0%        4%        8%       12%
--------------------  ------------   -----------------   --------  --------  --------  --------
1...................    $10,000          $ 10,500        $123,712  $123,712  $123,712  $123,712
2...................      1,500            12,600         123,712   123,712   123,712   123,712
3...................      1,500            14,805         123,712   123,712   123,712   123,712
4...................      1,500            17,120         123,712   123,712   123,712   123,712
5...................      1,500            19,551         123,712   123,712   123,712   123,712
6...................      1,500            22,104         123,712   123,712   123,712   123,712
7...................      1,500            24,784         123,712   123,712   123,712   123,712
8...................      1,500            27,598         123,712   123,712   123,712   123,712
9...................      1,500            30,553         123,712   123,712   123,712   123,712
10..................      1,500            33,656         123,712   123,712   123,712   123,712
15..................      1,500            51,657         123,712   123,712   123,712   139,259
20..................      1,500            74,632         123,712   123,712   123,712   207,626
25..................      1,500           103,954         123,712   123,712   131,827   299,503
30..................          0           132,675               *   123,712   150,627   411,064

                                  END OF YEAR                           END OF YEAR
                              INVESTMENT BASE (2)                 CASH SURRENDER VALUE (2)
                          ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
                          ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
                      ------------------------------------  ------------------------------------
END OF POLICY YEAR      0%       4%        8%       12%       0%       4%        8%       12%
--------------------  -------  -------  --------  --------  -------  -------  --------  --------
1...................  $ 9,364  $ 9,755  $ 10,146  $ 10,538  $ 8,734  $ 9,125  $  9,516  $  9,908
2...................   10,170   10,997    11,857    12,750    9,523   10,349    11,209    12,102
3...................   10,923   12,229    13,641    15,158   10,268   11,574    12,985    14,503
4...................   11,620   13,448    15,499    17,783   10,966   12,794    14,845    17,129
5...................   12,257   14,649    17,435    20,647   11,614   14,006    16,793    20,004
6...................   12,833   15,829    19,451    23,775   12,211   15,208    18,830    23,153
7...................   13,349   16,989    21,556    27,200   12,759   16,398    20,966    26,610
8...................   13,804   18,125    23,753    30,956   13,254   17,575    23,204    30,407
9...................   14,200   19,239    26,054    35,086   13,701   18,740    25,555    34,587
10..................   14,526   20,318    28,455    39,626   14,088   19,879    28,016    39,187
15..................   15,416   25,459    42,679    70,880   14,977   25,020    42,240    70,441
20..................   13,922   28,811    60,889   119,607   13,483   28,373    60,451   119,168
25..................    9,022   28,857    85,297   193,232    8,584   28,418    84,859   192,793
30..................        *   12,929   107,294   292,640        *   12,832   107,197   292,543

--------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2)  Assumes no policy loan has been made.

*   Additional payment will be required to prevent policy termination.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

    Our directors and executive officers and their positions with us are as follows:

NAME                                  POSITION(S) WITH THE COMPANY
------------------------------------  -----------------------------------------------------------------------
Anthony J. Vespa....................  Chairman of the Board, President, and Chief Executive Officer

Joseph E. Crowne, Jr................  Director, Senior Vice President, Chief Financial Officer, Chief
                                      Actuary, and Treasurer

Barry G. Skolnick...................  Director, Senior Vice President, General Counsel, and Secretary

David M. Dunford....................  Director, Senior Vice President, and Chief Investment Officer

Gail R. Farkas......................  Director and Senior Vice President

Robert J. Boucher...................  Senior Vice President, Variable Life Administration

Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of our indirect parent, Merrill Lynch & Co., Inc. The principal positions of our directors and executive officers for the past five years are listed below:

Mr. Vespa joined Merrill Lynch Life in January 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S.

Mr. Crowne joined Merrill Lynch Life in June 1991.

Mr. Skolnick joined Merrill Lynch Life in November 1990. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President and Assistant General Counsel of MLPF&S.

Mr. Dunford joined Merrill Lynch Life in July 1990.

Ms. Farkas joined Merrill Lynch Life in August 1995. Prior to August 1995, she held the position of Director of Market Planning of MLPF&S.

Mr. Boucher joined Merrill Lynch Life in May 1992.

None of our shares are owned by any of our officers or directors, as it is a wholly owned subsidiary of MLIG. Our officers and directors, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT

We and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the policies. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. Charges billed to us by MLIG under the agreement were $43.2 million for the year ended December 31, 1998.

STATE REGULATION

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Separate Account could be adversely affected if the computer systems we or the other service providers use do not properly address this problem before January 1, 2000. Merrill Lynch & Co., Inc. has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Substantial resources are being devoted to this effort. It is difficult to predict whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. Currently, we don't anticipate that the transition to the 21st century will have any material impact on our ability to continue to service the policies at current levels. In addition, we have sought assurances from the other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000. We will continue to monitor the situation. At this time, however, we cannot give assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Separate Account attributable to the Year 2000 Problem.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

EXPERTS

Our financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and of the Separate Account as of December 31, 1998 and for the periods presented, included in this Prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.

Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., our Chief Actuary and Chief Financial Officer, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

Our organization, its authority to issue the policy, and the validity of the form of the policy have been passed upon by Barry G. Skolnick, our Senior Vice President and General Counsel.

REGISTRATION STATEMENTS

We have filed a Registration statement with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the policy and its investment options. This Prospectus does not contain all of the information in the registration statement as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

Our financial statements, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the policies.